UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 30, 2025

Bakkt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza One Liberty St., Ste. 305-306, New York, New York	10006
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 534-5849

1000 Avalon Boulevard, Suite 1000
Alpharetta, Georgia 30093
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On September 30, 2025, Bakkt Opco Holdings, LLC (“Opco”), a wholly owned subsidiary of Bakkt Holdings, Inc. (the “Company”), entered into an Amendment and Waiver to Equity Purchase Agreement (the “Amendment and Waiver to Purchase Agreement”) with Project Labrador Holdco, LLC, a wholly owned subsidiary of Roman DBDR Technology Advisors, Inc. (the “Purchaser”), and Bridge2 Solutions, LLC, Aspire Loyalty Travel Solutions, LLC, Bridge2 Solutions Canada, Ltd., each a wholly owned subsidiary of Opco, and B2S Resale, LLC, an indirect wholly owned subsidiary of Opco.

As previously announced on July 23, 2025, the parties entered into the Equity Purchase Agreement dated as of July 23, 2025 (the “Purchase Agreement”), pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Opco has agreed to sell to the Purchaser all of the issued and outstanding equity interests of the Acquired Entities, which constitute the entities that conduct the loyalty and travel redemption business of the Company (the “Transaction”). Pursuant to the Amendment and Waiver to Purchase Agreement, the parties agreed, among other things, to (i) amend certain provisions related to the calculation of Working Capital and Indebtedness, the amount of required Cash on Hand, and the restricted cash loaned to the Acquired Entities, (ii) create additional conditions to Closing, and (iii) waive certain conditions to Closing. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

From and after the date of the Amendment and Waiver to Purchase Agreement, references in the Purchase Agreement to this “Agreement” or any provision thereof shall be deemed to refer to the Purchase Agreement or such provision as amended by the Amendment and Waiver to Purchase Agreement unless the context otherwise requires.

Except as otherwise provided in the Amendment and Waiver to Purchase Agreement, all other provisions of the Agreement continue unmodified, in full force and effect and constitute legal and binding obligations of the parties in accordance with their terms.

The foregoing description of the Amendment and Waiver to Purchase Agreement is not complete and is qualified in its entirety by reference to the Amendment and Waiver to Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, and the Purchase Agreement, which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 28, 2025 and incorporated herein by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.01.

On October 1, 2025, Opco completed the previously announced Transaction in accordance with the Purchase Agreement, as amended. At the Closing, Opco delivered the equity of the Acquired Entities, together with an amount of cash equal to $18,876,950, which consisted of an agreed amount of $9,974,000 plus (i) the amount of the most negative working capital of the business that existed in the twelve months prior to the closing date, (ii) the amount of estimated indebtedness, and (iii) agreed expenses, and minus (iv) certain deductions for amounts owed by the Purchaser to Opco, subject to post-closing adjustments. Opco also placed the Escrow Amount (defined below) into an escrow account, to hold funds for the indemnity obligations of Opco and the working capital adjustment and indebtedness adjustment, in each case as set forth in the Purchase Agreement and an accompanying escrow agreement. At the Closing of the Transaction, pursuant to an escrow agreement, Opco deposited with the escrow agent (i) $1,000,000 into an indemnity escrow account (the “Indemnity Escrow Amount”), and (ii) $1,500,000 into a working capital adjustment escrow account (the “Adjustment Escrow Amount” and together with the Indemnity Escrow

Amount, the “Escrow Amount”), in each case to be disbursed by the escrow agent in accordance with the terms of the Purchase Agreement and the escrow agreement. Subject to certain exceptions, on the applicable Escrow Termination Date (as defined in the Purchase Agreement), the escrow agent shall disburse the remaining Escrow Amount, if any. After the twelve-month anniversary of the Closing, the parties will determine whether the value of working capital delivered to the Purchaser at the Closing was greater than the greatest absolute value of working capital that existed in the twelve months following the date of the Closing. If the value of working capital delivered to the Purchaser at the Closing was greater than such greatest absolute value, the Purchaser shall pay to Opco the difference between the value of working capital delivered to the Purchaser at the Closing and such greatest absolute value. In addition, at the Closing, approximately $5,000,000 in restricted cash was loaned to the Purchaser by Opco pursuant to the Purchase Agreement and unsecured subordinated promissory notes to support obligations under certain agreements of the Acquired Entities. Such notes are expected to be repaid by the Purchaser when such cash is no longer restricted.

Item 7.01     Regulation FD Disclosure.

On October 1, 2025, the Company issued a press release announcing the Closing of the Transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 are being furnished hereto and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*
Amendment and Waiver to Equity Purchase Agreement, dated as of September 30, 2025, by and among Bakkt Opco Holdings, LLC, Project Labrador Holdings, LLC, Bridge2 Solutions, LLC, Aspire Loyalty Travel Solutions, LLC, Bridge2 Solutions Canada Ltd., and B2S Resale, LLC.

99.1	Press Release issued by Bakkt Holdings, Inc. on October 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules, annexes, appendices, and exhibits to the Securities and Exchange Commission or its staff upon its request.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, expectations regarding the timing and amounts of post-closing adjustments and related payments under the Purchase Agreement, release of funds from escrow, and repayment of funds to Opco by the Purchaser under the unsecured subordinated promissory notes made by the Purchaser, if any, among others. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of Bakkt’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond Bakkt’s control. Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report on Form 8-K. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: delays in determining the disposition of the Escrow Amount; failure of the Purchaser to repay the unsecured subordinated promissory notes to Opco; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its most recent quarterly report on Form 10-Q for the quarter ended June 30, 2025. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this press release. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this press release to reﬂect events or circumstances after the date of this press release or to reﬂect new information or the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: October 1, 2025

BAKKT HOLDINGS, INC.

By:	/s/ Marc D'Annunzio
Name:	Marc D’Annunzio
Title:	General Counsel and Secretary